                                                                    Exhibit 99.2

This Statement on Form 3 is filed by: (i) Spartan Acquisition Sponsor III LLC,
(ii) AP Spartan Energy Holdings III, L.P.; (iii) Apollo ANRP Advisors III, L.P.;
(iv) Apollo ANRP Capital Management III, LLC; (v) APH Holdings, L.P.; and (vi)
Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer: Spartan Acquisition Sponsor III LLC
Date of Event Requiring Statement: February 8, 2021
Issuer Name and Ticker or Trading Symbol: Spartan Acquisition Corp. III [SPAQ]

                                    SPARTAN ACQUISITION SPONSOR III LLC

                                    By: AP Spartan Energy Holdings III, L.P.,
                                        its sole member

                                    By: Apollo ANRP Advisors III, L.P.,
                                        its general partner

                                        By: Apollo ANRP Capital
                                            Management III, LLC,
                                            its general partner

                                            By: APH Holdings, L.P.,
                                                its sole member

                                                By: Apollo Principal
                                                    Holdings III GP, Ltd.,
                                                    its general partner

                                                    By: /s/ Joseph D. Glatt
                                                        ------------------------
                                                    Name: Joseph D. Glatt
                                                    Title: Vice President

                                   AP SPARTAN ENERGY HOLDINGS III, L.P.

                                   By: Apollo ANRP Advisors III, L.P.,
                                       its general partner

                                       By: Apollo ANRP Capital Management
                                           III, LLC,
                                           its general partner

                                           By: APH Holdings, L.P.,
                                           its sole member

                                               By: Apollo Principal Holdings III
                                                   GP, Ltd.,
                                                   its general partner

                                                   By: /s/ Joseph D. Glatt
                                                       -------------------------
                                                   Name: Joseph D. Glatt
                                                   Title: Vice President

                                  APOLLO ANRP ADVISORS III, L.P.
                                  By: Apollo ANRP Capital Management III, LLC,
                                      its general partner

                                      By: APH Holdings, L.P.,
                                          its sole member

                                          By: Apollo Principal Holdings III GP,
                                              Ltd.,
                                              its general partner

                                              By: /s/ Joseph D. Glatt
                                                  ------------------------------
                                              Name: Joseph D. Glatt
                                              Title: Vice President

                                     APOLLO ANRP CAPITAL MANAGEMENT III, LLC

                                     By: APH Holdings, L.P.,
                                         its sole member

                                         By: Apollo Principal Holdings III GP,
                                             Ltd.,
                                             its general partner

                                             By: /s/ Joseph D. Glatt
                                                 -------------------------------
                                             Name: Joseph D. Glatt
                                             Title: Vice President

                                     APH HOLDINGS, L.P.

                                     By: Apollo Principal Holdings III GP, Ltd.,
                                         its general partner

                                         By: /s/ Joseph D. Glatt
                                             -----------------------------------
                                         Name: Joseph D. Glatt
                                         Title: Vice President

                                     APOLLO PRINCIPAL HOLDINGS III GP, LTD.

                                     By: /s/ Joseph D. Glatt
                                         ---------------------------------------
                                     Name:  Joseph D. Glatt
                                     Title: Vice President